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EXHIBIT 10.8

      LOAN CONVERSION AGREEMENT DATED AUGUST 31, 1999 WITH STRATUS SERVICES
                                   GROUP, INC.

                        DEBT-EQUITY CONVERSION AGREEMENT

     THIS AGREEMENT is made and entered into this 31st day of August, 1999, by and between STRATUS SERVICES GROUP, INC., a Delaware corporation, whose address is 500 Craig Road, Suite 201, Manalapan, New Jersey 07726 ("Creditor") and COMPLETE WELLNESS CENTERS, INC., a Delaware corporation, whose address is 1964 Howell Branch Road, Suite 202 Winter Park, Florida 32792 ("Debtor").

     WHEREAS, Creditor is the holder of a certain Promissory Note in the amount of $1,017,000, dated August 31, 1999, in conjunction with the indebtedness of Debtor to Creditor; and

     WHEREAS, it is the desire of the parties to satisfy the remaining balance of the Promissory Note; and

     WHEREAS, Debtor desires to convert said Promissory Notes from debt to equity.

     NOW, THEREFORE, intending to be legally bound, and in consideration of the mutual promises, covenants, and agreements hereinafter set forth, Debtor and Creditor hereby agree as follows:

     Creditor will accept 500,000 shares of Debtor's unregistered and restricted Common Stock in exchange for the Promissory Note.

     Debtor agrees that the above stock, issued pursuant to this Agreement, will be registered with the Securities and Exchange Commission in its next registration of Common Stock.

     All agreements currently in effect between the parties shall remain in full force and effect until such time as the above conversion occurs.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date set forth above.


                   CREDITOR                                DEBTOR
STRATUS SERVICES GROUP, INC.                COMPLETE WELLNESS CENTERS, INC.

By: /s/ Mike Moltzman                       By: /s/ Sergio Vallejo
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Name: Mike Moltzman                         Name: Sergio Vallejo
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Title: Chief Financial Officer              Title: President
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